                                                                    Exhibit 99.3



                          CARNES CAPITAL CORPORATION

                             Financial Statements

                               December 31, 2000


                  (With Independent Auditors' Report Thereon)

                          Independent Auditors' Report


Board of Directors
Carnes Capital Corporation:


We have audited the accompanying statement of financial condition of Carnes Capital Corporation as of December 31, 2000, and the related statements of income, stockholder's equity, and cash flows for the year ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Carnes Capital Corporation as of December 31, 2000, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.



/s/ KPMG LLP

Tampa, Florida
February 16, 2001

                          CARNES CAPITAL CORPORATION

                       Statement of Financial Condition

                               December 31, 2000


                                             Assets
Cash and cash equivalents                                                                          $      1,878,758
Receivable from clearing broker                                                                             385,081
Furniture, fixtures and equipment, and leasehold improvements,
    at cost, less accumulated depreciation and amortization of $382,467                                     316,597
Receivable from subscription agent                                                                        1,526,081
Other assets                                                                                                163,987
                                                                                                   ----------------
          Total assets                                                                             $      4,270,504
                                                                                                   ================

                         Liabilities and Stockholder's Equity
Liabilities:
    Payable to affiliate                                                                           $         81,567
    Accounts payable and accrued expenses                                                                   589,600
                                                                                                   ----------------
          Total liabilities                                                                                 671,167
                                                                                                   ----------------
Stockholder's equity:
    Common stock, $1 par value, 200,000 shares
       authorized, 105,600 shares issued and outstanding                                                    105,600
    Additional paid-in capital                                                                              932,933
    Retained earnings                                                                                     2,560,804
                                                                                                   ----------------
          Total stockholder's equity                                                                      3,599,337

Commitments (note 5)
                                                                                                   ----------------
          Total liabilities and stockholder's equity                                               $      4,270,504
                                                                                                   ================

See accompanying notes to financial statements.

                          CARNES CAPITAL CORPORATION

                              Statement of Income

                         Year ended December 31, 2000


Revenue:
    Commissions                                                                                     $      6,954,152
    Interest and dividends                                                                                   636,363
                                                                                                    ----------------
          Total revenue                                                                                    7,590,515
                                                                                                    ----------------
Expenses:
    Compensation and related expenses                                                                      2,740,367
    Floor brokerage and clearance fees                                                                     1,029,423
    Professional and consulting fees                                                                         600,543
    Travel and entertainment                                                                                 287,625
    Communications                                                                                           253,309
    Depreciation and amortization                                                                            149,551
    Other expenses                                                                                           720,688
                                                                                                    ----------------
          Total expenses                                                                                   5,781,506
                                                                                                    ----------------
Net income                                                                                          $      1,809,009
                                                                                                    ================

See accompanying notes to financial statements.

                          CARNES CAPITAL CORPORATION

                 Statement of Changes in Stockholder's Equity

                     For the year ended December 31, 2000

                                                                   Additional                               Total
                                                   Common           paid-in           Retained          stockholder's
                                                   stock            capital           earnings             equity
                                              ---------------   ----------------  ----------------   ------------------
Balance at December 31, 1999                  $       105,600            932,933         1,351,795            2,390,328
Net income                                                 --                 --         1,809,009            1,809,009
Distributions to stockholder                               --                 --          (600,000)            (600,000)
                                              ---------------   ----------------  ----------------   ------------------
Balance at December 31, 2000                  $       105,600            932,933         2,560,804            3,599,337
                                              ===============   ================  ================   ==================

See accompanying notes to financial statements.

                          CARNES CAPITAL CORPORATION

                            Statement of Cash Flows

                         Year ended December 31, 2000

Cash flows from operating activities:
    Net income                                                                                     $       1,809,009
    Adjustments to reconcile net income to net cash provided
       by operating activities:
          Depreciation and amortization                                                                      149,551
          (Increase) decrease in operating assets:
            Decrease in receivable from clearing broker                                                      200,235
            Increase in receivable from subscription agent                                                (1,526,081)
            Increase in other assets                                                                         (81,614)
          Increase (decrease) in operating liabilities:
            Decrease in securities sold, not yet purchased, at
               market value                                                                                 (281,800)
            Increase in payable to affiliate                                                                  14,719
            Increase in accounts payable and accrued expenses                                                496,468
                                                                                                   -----------------
                   Net cash provided by operating activities                                                 780,487
                                                                                                   -----------------
Cash flows from investing activities:
    Purchase of property and equipment                                                                      (108,565)
                                                                                                   -----------------
                   Net cash used in investing activities                                                    (108,565)
                                                                                                   -----------------
Cash flows from financing activities:
    Distributions to stockholder                                                                            (600,000)
                                                                                                   -----------------
                   Net cash used in financing activities                                                    (600,000)
                                                                                                   -----------------
                   Increase in cash and cash equivalents                                                      71,922

Cash and cash equivalents at beginning of year                                                             1,806,836
                                                                                                   -----------------
Cash and cash equivalents at end of year                                                           $       1,878,758
                                                                                                   =================
Supplemental cash flows disclosures:
       Interest payments                                                                           $           3,423
                                                                                                   =================

See accompanying notes to financial statements.

                          CARNES CAPITAL CORPORATION

                         Notes to Financial Statements


                               December 31, 2000


(1)    Organization and Summary of Significant Accounting Policies

       Carnes Capital Corporation (the "Company") is a broker-dealer registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The Company is 100 percent owned by an individual. The Company generates its revenue principally by providing securities trading and brokerage services to clients of an affiliated entity for which its revenue is transaction based.

       The following is a summary of significant accounting policies:

       (a)    Clearing Arrangements

              Pursuant to agreements between the Company and its correspondent clearing broker, securities transactions effected by the Company are cleared on a fully disclosed basis through the correspondent broker.

       (b)    Commissions

              Securities transaction revenue and related expenses are recorded on a settlement date basis and transactions are reviewed on a trade date basis for significant changes. Adjustments are made if pending transactions have a material effect on the financial statements. At December 31, 2000, no such adjustments were necessary.

       (c)    Furniture, Fixtures and Equipment and Leasehold Improvements

              Depreciation is provided on a straight-line basis using an estimated useful life of three to five years for equipment and five to seven years for furniture and fixtures. Leasehold improvements are amortized on a straight-line basis over the lesser of the useful life of the improvement or the term of the lease. During 2000, the estimated useful life of certain leasehold improvements and fixtures have been shortened to reflect the Company's planned move in 2001. The effect of this change in the estimated useful life was the recognition of approximately $66,000 of additional depreciation expense during 2000.

       (d)    Income Taxes

              The Company is recognized as an S corporation for Federal income tax purposes. Thus, no provision has been made for Federal income taxes.

       (e)    Cash Equivalents

              The Company considers money market instruments with maturities of 90 days or less to be cash equivalents.


                                                                     (Continued)

                          CARNES CAPITAL CORPORATION

                         Notes to Financial Statements


                               December 31, 2000

       (f)    Receivable From Clearing Broker

              Receivable from clearing broker represents commissions and interest receivable from the Company's clearing broker. Such amounts are not collateralized and are expected to be fully collectible.

       (g)    Receivable from Subscription Agent

              Receivable from subscription agent represents funds on deposit at the subscription agent for delivery of Nasdaq common stock that was offered through a private placement offering.

       (h)    Management's Use of Estimates

              The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

       (i)    Securities Owned and Securities Sold, But Not Yet Purchased

              Securities owned and securities sold, but not yet purchased are valued at quoted market value and represent U.S. equity securities. As of December 31, 2000 the Company had no securities owned or securities sold, but not yet purchased.


(2)    Furniture, Fixtures and Equipment and Leasehold Improvements

       The balances of furniture, fixtures and equipment and leasehold improvements at December 31, 2000 are:

                        Furniture and fixtures                        $        144,917
                        Equipment                                              329,971
                        Leasehold improvements                                 224,176
                        Accumulated depreciation and amortization             (382,467)
                                                                      ----------------

                                                                      $        316,597
                                                                      ================

                                                                     (Continued)

                          CARNES CAPITAL CORPORATION

                         Notes to Financial Statements


                               December 31, 2000

(3)    Net Capital Requirements

       As a registered broker-dealer under the Securities Exchange Act of 1934 (the "Act"), the Company is subject to the Securities and Exchange Commission's Uniform Net Capital Rule pursuant to Rule 15c3-1 of the Act, which requires the maintenance of minimum net capital.

       At December 31, 2000, the Company had net capital of $1,547,655, which was $1,447,655 in excess of required net capital of $100,000. The Company's percentage of aggregate indebtedness to net capital was 43.4 percent.


(4)    Pension and 401(k) Plans

       The Company's employees participate in a pension plan administered by an affiliate of the sole stockholder. The Company contributed 6 percent of participant's eligible compensation to the plan for the year ended December 31, 2000. Pension plan expenses were $71,198 in the year ended December 31, 2000.

       The Company's employees participate in a 401(k) salary deferral plan administered by an affiliate of the sole stockholder. Employees are permitted, within limitations imposed by tax law, to make pre-tax contributions to the 401(k) plan pursuant to salary reduction agreements. The Company matches the employees' contributions up to a maximum of 4 percent. Plan expenses were $51,079 in the year ended December 31, 2000.


(5)    Commitments

       Under operating leases, with remaining noncancelable terms in excess of one year at December 31, 2000, minimum aggregate annual rentals for office space are as follows:

                              Year ending December 31,
                         -----------------------------------
                                        2001                    $        323,478
                                        2002                             389,398
                                        2003                             387,833
                                        2004                             285,843
                                        2005                             295,889
                                2006 and thereafter                      703,024
                                                                ----------------

                                                                $      2,385,465
                                                                ================

                                                                     (Continued)

                          CARNES CAPITAL CORPORATION

                       Notes to the Financial Statements

                               December 31, 2000

       The Company leases its current office space in an office complex owned by an affiliate under an agreement expiring August 2008. Another affiliate with 100 percent common ownership shares the office space and paid 50 percent of the total rent expense for the year ended December 31, 2000. The Company's rent expense, including related charges, was $96,976 for the year ended December 31, 2000.

       The Company plans to move its operations to a new location in 2001. As such the Company has entered into an agreement to lease office space in an office complex at the new location. The Company plans to terminate or assign its lease at the current location. The above schedule includes scheduled lease payments for its current office space up to the date the lease may be cancelled and it includes all contractual termination fees.

       The Company does not enter into significant transactions in financial instruments with off-balance-sheet risk.


(6)    Related Party Transactions

       Commission revenue for the year ended December 31, 2000 includes $6,570,176 from clients of the Company that are also clients of an affiliate of the sole stockholder, which serves as investment advisor to the clients. Other expenses and various assets are shared with the affiliated entity and the allocation of these expenses and assets is estimated by management. Other entities affiliated with the sole stockholder also provide certain supporting administrative services to the Company and certain expenses of the Company are paid for by, and reimbursable to, an affiliated entity.


(7)    Fair Value of Financial Instruments

       Financial Accounting Standards Board Statement No. 107, Disclosures About Fair Value of Financial Instruments requires that all entities disclose the fair value of financial instruments, as defined, for both assets and liabilities recognized and not recognized in the statement of financial condition. The Company's financial instruments, as defined, are carried at, or approximate, fair value.